EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Yellow7, Inc.. (the “Company”) on Form 10-K for the year ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason Burgess President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

Signature	Title

/s/ Jason Burgess	Principal Executive Officer
Jason Burgess	Treasurer and Director

/s/ Jon Burgess	Principal Financial Officer
Jon Burgess	Principal Accounting Officer
Secretary and Director